Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC [member] - MXN ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred DUC asset
Tax credits	$ 546,317,620	$ 577,278,473
Deferred Profit-sharing duty liability
Wells, pipelines, properties, plant and equipment	(151,479,977)	(288,913,978)
Deferred DUC asset net	394,837,643	288,364,495
Unrecognized Deferred DUC	(385,719,590)	(249,676,378)
Net long-term deferred income tax liability	$ 9,118,054	$ 38,688,117